Allis-Chalmers Energy Inc.


FROM IDEA TO REALITY

Johnson Rice Energy Conference

October 2009

Forward-Looking Statements

This presentation is presented as a brief company overview for the information of investors, analysts and other parties with an interest in Allis-Chalmers Energy Inc. (herein referred to as "the Company", "Allis-Chalmers" and by its stock exchange ticker, "ALY"). The management of Allis-Chalmers hopes that this presentation will encourage analysts and investors to investigate more about the Company through its Securities and Exchange Commission (SEC) filings, press releases and other public materials. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company. This presentation contains forward-looking statements, including, in particular, statements about ALY's business, financial condition, plans, strategies and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying forward-looking statements. These statements are based on the Company's current assumptions, expectations and projections about future events based on facts known to the Company and are subject to a wide range of business risks. The Company encourages investors to review the information regarding the risks inherent to Allis-Chalmers and the energy industry in which it operates, as described in its Form 10-K for the year ended December 31, 2008, and in subsequent filings with the SEC. This presentation does not purport to be all-inclusive or to contain all of the information that a reader may desire as to the structure or the affairs of the Company. Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected. The information contained in this presentation is only current as of its date, and the Company undertakes no obligation to update this presentation unless otherwise required by law.

Multi-Faceted Oilfield Services Company

Oilfield Services

Well planning and engineering services, directional drilling packages, downhole motors, measurement-while-drilling

Specialized equipment and operators for casing and tubing services domestically and in Mexico

Compressed air equipment, bits, chemicals and products for underbalanced drilling

Coiled tubing packages, wire line support rentals, flow back support rentals, and pumping equipment rental services

Rental Services

Premium drill pipe, BOPs and specialized rental equipment

Drilling & Completion

Drilling, completion, workover rigs and related services in Argentina, Brazil and Bolivia

Business Strategy

Pursue International Opportunities	▪ Strong focus on international business development ▪ Reduce dependence on U.S. but maintain market share ▪ Transfer underutilized equipment overseas
Expand Geographically to Service Key Segments	▪ Redeploy assets and resources to attractive shale plays: Haynesville, Marcellus, Bakken, Woodford and Eagle Ford ▪ Leverage longstanding customer relationships
Expand Products and Services	▪ Introduce new equipment and technology – climb value chain ▪ Integrate sales force across product lines – cross-sell – provide integrated services for higher utilization and margins ▪ Monitor new Sales/Account Management System
Liquidity and Cost Management	▪ Manage working capital ▪ Prioritize capital expenditures ▪ Reduce fixed costs – close unprofitable locations ▪ Streamline administrative functions and processes


FROM IDEA TO REALITY

Business Overview

Oilfield Services Segment

Directional Drilling Services



Underbalanced Services



Tubular Services



Production Services



Oilfield Services Segment Results

- Allis-Chalmers has a strong regional presence in many attractive oilfield service markets
- Responsive to new growth markets – domestic and international
- Major capital expenditures completed

Revenue

($ in millions)


$300
$250
$200
$150
$100
$50
$0
$103.0
$190.0
$234.0
$280.8
$218.2
2005
2006
2007
2008
LTM 6/30/09

Operating Income + D&A (1)

($ in millions)


$80
$60
$40
$20
$0
$23.6
$53.6
$61.2
$72.8
$39.2
2005
2006
2007
2008
LTM 6/30/09

(1) Results exclude restructuring charges of $1.2 million (1H09), an impairment of goodwill charge of $9.4 million (4Q08), and a gain on the sale of assets of $8.9 million (2007).

Directional Drilling – *Overview of Operations*

- Well planning and engineering services, directional drilling packages, straighthole drilling, downhole motor technology and other services, including logging-while-drilling (LWD) and measurement-while-drilling (MWD)
  - Steerable motors
  - Performance motors for ROP
  - Wireline steering tools – Gamma
  - Rental tools
- Approximately 350 downhole motors and 31 MWD kits

Tubular Services – *Overview of Operations*

- Specialized equipment and trained operators for pipe handling services: casing and tubing installation and removal, changing out drill pipe, and retrieving production tubing
  - Casing and tubing installation and removal
  - Pipe handling equipment
  - Drill pipe tongs
  - Torque turn
  - CRT (Casing Running Tool)
    - Automated tool for installing casing that uses 60% less labor and increases safety of operations
- Significant presence in Mexico

Underbalanced Services – *Overview of Operations*

- Compressed air equipment, drilling bits, hammers, chemicals, and other specialized products for underbalanced drilling and completion work
- Diversified equipment fleet includes over 260 Compressors, Boosters, Mist Pumps and Foam Units
- 3 major product lines:
  - Compressed air services (AirComp)
    - Air compression systems
    - Chemical sales
  - Percussion drilling services (Diamond Air)
    - Air hammers
    - Diamond enhanced hammer bits
  - A-C Diamond Products
    - Diamond insert manufacturing/sales

Production Services – *Overview of Operations*

- Provide services and equipment to oil and gas operators from well completion to workover activities and routine well maintenance on depleting wells
- Major equipment includes:
  - Coiled tubing packages
  - Wireline grease packages
  - Fluid pumps
  - Flowback packages
- 50%-60% of revenue from initial completions; 40%-50% from workover/production enhancement

Oilfield Services – *Strategic Initiatives*

- Continue to monitor operations closely on a location by location basis
  - Closed underperforming operating yards and transferred equipment to yards serving growing shale plays (Marcellus, Haynesville, etc.)
- Focus on serving Marcellus Shale
  - Entered market successfully with directional drilling and underbalanced services; recently added coiled tubing to Northeast
- Focus on offering Oilfield Services product lines internationally
  - Mexico, Argentina, Brazil, Bolivia, Colombia, and Middle East
- Reorganized sales team with new incentives - encourage selling across product lines; incentives for adding new customers

Oilfield Services – *Strategic Initiatives*

- Directional Drilling
  - Seek opportunities to add technological capabilities
    - Rotary steering tools, Logging-While-Drilling (LWD), and hot hole guidance equipment
  - Enhanced in-house engineering and repair capabilities
- Underbalanced Services
  - Increase sales of diamond enhanced inserts
- Initiated offering of "directional underbalanced drilling" leveraging Allis-Chalmers' experience

Oilfield Services – *Strategic Initiatives*

- Tubular Services
  - Turnaround in domestic operations - new management team
  - Focus on increasing utilization of personnel and equipment
    - Downsized organization - closed operating yards and redeployed equipment to growing markets
    - Increase equipment and capabilities in vibrant Mexico market
  - Middle East Casing and Tubing opportunity
- Production Services
  - Redeploying equipment to address pressure control opportunities in shales (Haynesville, Fayetteville and Marcellus)
  - New pipe management system – extending life of coiled tubing allows for significant savings

Rental Services Segment

- Conventional and specialized rental equipment for onshore and offshore operations
- Revenues split between onshore, offshore and international
- Expansion into emerging domestic land basins and increased contribution from international markets

Revenue

($ in millions)



$140
$120
$100
$80
$60
$40
$20
$0
$5.1
$51.5
$121.2
$103.8
$93.6
2005
2006
2007
2008
LTM 6/30/09

Operating Income + D&A [1]

($ in millions)



$80
$70
$60
$50
$40
$30
$20
$10
$0
$1.8
$33.6
$75.5
$60.2
$51.3
2005
2006
2007
2008
LTM 6/30/09

(1) Results exclude restructuring charges of $0.2 million (1H09) and an impairment of goodwill charge of $106.4 million (4Q08).

Rental Services – *Overview of Operations*

- Rental equipment includes:
  - Premium drill pipe and tubing
  - Spiral heavy weight drill pipe and collars
  - Blow out prevention equipment
  - Spools, valves and handling equipment
  - Specialized equipment for loading heavy casing strings in deepwater applications
- Large inventory of drill pipe for extreme torque applications – directional and extended reach
- Patented landing string system: the LAST^{TM} System

Rental Services – *Strategic Initiatives*

- Expand internationally - approximately 8% of Rental Services revenue derived from international operations
    - Mexico, Brazil, Bolivia, Colombia, Libya, and Egypt
  - Formed Rawabi Allis-Chalmers - joint venture with Rawabi Holding Company, Ltd.
    - Rental services to Saudi Aramco
    - Expect revenues in late 2009/2010
- Emphasis on obtaining additional GOM deep water contracts
- Reorganized sales force - working with Oilfield Services sales force to emphasize cross-selling

Drilling and Completion Segment

- Provider of land drilling and workover services in Argentina, Brazil and Bolivia
- Significant portion of revenues under multi-year contracts
- Completed major capital expenditures in Argentina in 2008
- Established in growing Brazilian market

Revenue [1]

($ in millions)



$320
$280
$240
$200
$160
$120
$80
$40
$0
$129.8
$173.3
$215.8
$291.3
$305.4
2005
2006
2007
2008
LTM 6/30/09

Operating Income + D&A [1]

($ in millions)



$60
$50
$40
$30
$20
$10
$0
$22.0
$37.9
$50.1
$54.5
$51.6
2005
2006
2007
2008
LTM 6/30/09

(1) Includes results prior to the August 2006 purchase by Allis-Chalmers. Includes results from BCH, Ltd. beginning on 01/01/09. Results exclude restructuring charges of $0.3 million and loss on asset disposition of $1.9 million.

Drilling and Completion – *Overview of Operations*

- Rig fleet - 31 drilling rigs and 48 service rigs
- Operating in Argentina, Brazil, Bolivia, and U.S.
  - 2 new drilling rigs added in 2009 to service Haynesville Shale customer
- Multiple long-term contracts with Pan American and Petrobras
- Significant capital expenditures completed in 2008 - contract with Pan American - 16 new service rigs and 2 new drilling rigs
- Acquired BCH, Ltd. in December 2008
  - Largest onshore drilling service company in Brazil by number of rigs

Drilling and Completion – *Strategic Initiatives*

- Redeploy underutilized rigs - sending rigs from Argentina to Brazil and Bolivia
- Increase pricing and utilization rates
  - Average day rate
    - Drilling: $16,800 (Argentina/Bolivia), $21,400 (Brazil)
    - Workover: $7,000
    - Pulling: $5,600
  - Average utilization
    - Drilling: 70% (Argentina/Bolivia), 94% (Brazil)
    - Workover: 78%
    - Pulling: 75%
- Expand offering of mud services – Argentina and Mexico
- Aggressively seek opportunities to provide additional Allis-Chalmers services in South America


FROM IDEA TO REALITY

Financial Review

Successful Execution of Growth Strategy


($ in millions)
$700
$600
$500
$400
$300
$200
$100
$0
$108.0
$19.6
$311.0
$92.9
$571.0
$176.5
$675.9
$177.3
$617.2
$131.2
2005
2006
2007
2008
LTM 6/30/09
Revenue
Adjusted EBITDA (1)

(1) Adjusted EBITDA is net income attributed to common stockholders plus preferred stock dividend plus income tax plus interest expense plus D&A plus non-cash stock compensation expense. Adjusted EBITDA excludes gain on sale of assets of $8.9 million (2007), impairment of goodwill charge of $115.8 million (4Q08), restructuring charges of $1.8 million (1H09), gain on debt extinguishment of $26.4 million (2Q09) and a loss on asset disposition of $1.9 million (2Q09).

Diversified Cash Flow Stream

Revenue for the 12 Months Ended 06/30/09

($ in millions)


Oilfield Services $218 (35%)
Rental Services $94 (15%)
Drilling & Completion $305 (50%)

Operating Income + D&A [1] for the 12 Months Ended 06/30/09

($ in millions)


Oilfield Services $39 (28%)
Drilling & Completion $52 (36%)
Rental Services $51 (36%)

Approximately 52% of Total Revenue and 48% of operating income and D & A (1) is International

(1) Excludes general corporate expenses, impairment of goodwill charge of $115.8 million (4Q08), restructuring charges of $1.8 million (1H09), and loss on asset disposition of $1.9 million (2Q09).

Financial Results

	2008	LTM 6/30/09	Six Months 6/30/08	Six Months 6/30/09
Revenue	$675.9	$617.2	$316.3	$257.6
Adjusted EBITDA [(1)]	$177.3	$131.2	$88.0	$41.9
Net Income Attributed to Common Stockholders [(2)]	($39.5)	($60.8)	$18.6	($2.7)
Diluted Earnings per Share	($1.13)	($1.74)	$0.53	($0.08)

(1) Adjusted EBITDA excludes an impairment of goodwill charge of $115.8 million (4Q08), restructuring charges of $1.8 million (1H09), a gain on debt extinguishment of $26.4 million (2Q09) and a loss on asset disposition of $1.9 million (2Q09).

(2) Net Income includes an impairment of goodwill charge of $115.8 million (4Q08), restructuring charges of $1.8 million (1H09), a gain on debt extinguishment of $26.4 million and a loss on asset disposition of $1.9 million (2Q09).

Response To Economic and Industry Conditions

- Reduction of workforce and benefits; reduce fixed costs
- Elimination or downsizing of certain operations locations. Analyze profitability and market of each region.
- Enhance revenues: focus on growth markets; restructure sales force
- Reduction of capital expenditures –
  - "Maintenance" capital expenditures only and prior commitments
- Reduce Revolver borrowings
- Manage working capital – credit and collections; inventory

Overview of Backstopped Rights Offering/Preferred Stock

- $125.6 million of total gross proceeds – June 2009
- $89.2 million of proceeds from equity rights offering
  - $39.5 million from existing shareholders
  - $49.7 million from Lime Rock Partners
- $36.4 million from new 7% Convertible Perpetual Preferred purchase by Lime Rock
- Debt reduced by approximately $110 million
  - Purchased $74.8 million of Senior Notes
  - Repaid all Revolver borrowings
- Approximately $33 million of excess cash

Financial Condition Strengthened

($ in millions)

	12/31/08	06/30/09
Cash	$6.9	$59.4
Senior Notes Due 2014	$255.0	$224.4
Senior Notes Due 2017	$250.0	$205.8
Corporate Revolver	$36.5	$0.0
Equipment Financing	$0.0	$25.0
DLS Term Debt	$27.6	$24.8
BCH Debt	$22.8	$16.7
Miscellaneous	$1.8	$2.0
Total Debt	$593.7	$498.7
Stockholders' Equity	$383.4	$503.4
Total Capitalization	$977.1	$1002.1
Net Debt/Capitalization (1)	60%	46%

(1) Both numerator and denominator exclude cash.

Liquidity Overview

($ in millions)

	06/30/09
Net Working Capital	$108.6
Corporate Revolver	$90.0
Less: Borrowings	$0.0
Less: Letters of Credit	($5.1)
Availability Under Revolver	$84.9
Total	$193.5

Conclusion

- Successful execution of growth strategy
- International diversification – estimate 50% - 60% of 2009 EBITDA from international markets
- Satisfactory liquidity; Conservative debt profile – low current debt maturities; low reliance on bank debt
- Experienced management team
- High inside ownership

Supplemental Disclosure Regarding Non-GAAP Financial Information

EBITDA represents net income (loss) before income taxes, interest and depreciation and amortization. EBITDA and Adjusted EBITDA is not a presentation made in accordance with generally accepted accounting principles ("GAAP") and is not a measure of financial condition or profitability. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for "net income (loss)", the most directly comparable GAAP financial measure, or as an indicator of operating performance.

By presenting EBITDA and Adjusted EBITDA, Allis-Chalmers intends to provide investors with a better understanding of its core operating results to measure past performance as well as prospects for the future. Allis-Chalmers evaluates operating performance based on several measures, including EBITDA, as Allis-Chalmers believes it is an important measure of the operational strength of its business.

EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. EBITDA and Adjusted EBITDA is not necessarily a measure of Allis-Chalmers' ability to fund its cash needs, as it excludes certain financial information when compared to "net income (loss)". Users of this financial information should consider the types of events and transactions which are excluded. A reconciliation of EBITDA and Adjusted EBITDA to net income (loss) follows:

Adjusted EBITDA Reconciliations

Reconciliation of Adjusted EBITDA to GAAP Net Income

($ in millions)

	2005	2006	2007	2008	LTM	6 Months 06/30/08	6 Months 06/30/09
Net Income Attributed to Common	$7.2	$35.6	$50.4	($39.5)	($60.8)	$18.6	($2.7)
Preferred Stock Dividend	$0.0	$0.0	$0.0	$0.0	$0.04	$0.0	$0.04
Depreciation and Amortization	$6.4	$22.1	$55.0	$67.7	$76.7	$31.9	$40.9
Impairment of Goodwill	$0.0	$0.0	$0.0	$115.8	$115.8	$0.0	$0.0
Restructuring Charges	$0.0	$0.0	$0.0	$0.0	$1.8	$0.0	$1.8
Gain/Loss on Asset Disposition	$0.0	$0.0	($8.9)	$0.0	$1.9	$0.0	$1.9
Gain on Debt Extinguishment	$0.0	$0.0	$0.0	$0.0	($26.4)	$0.0	($26.4)
Interest Expense, Net	$4.7	$20.3	$46.3	$42.8	$48.1	$21.4	$26.7
Income Taxes	$1.3	$11.4	$28.8	($17.4)	($31.8)	$11.7	($2.7)
Stock Compensation Expense (Non-Cash)	$0.0	$3.4	$4.9	$7.9	$5.9	$4.4	$2.3
Adjusted EBITDA	$19.6	$92.9	$176.5	$177.3	$131.2	$88.0	$41.9